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                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated March 12, 1998, incorporated by reference in Rohn Industries, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

Chicago, Illinois
January 22, 1999